UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2019

INLAND RESIDENTIAL PROPERTIES TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-55765 (Commission File Number)	80-0966998 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On August 20, 2019, Inland Residential Properties Trust, Inc. (the “Company”), through IRESI Montgomery Mitylene, L.L.C., an indirect wholly owned subsidiary of the Company, completed the previously disclosed sale of a 376,968 square foot 332-unit apartment community known as the Verandas at Mitylene, located at 8850 Crosswind Drive, Montgomery, Alabama (the “Property”) pursuant to an agreement dated December 21, 2018, as amended previously on January 23, 2019, February 19, 2019, June 7, 2019, June 25, 2019 and July 26, 2019 (the "Agreement"). The buyers of the Property are Mitylene MTG Holdings II, LP and RHM Oakdell LLC (assignees of the previously disclosed buyer, B & M Development Company, L.L.C.), unaffiliated third parties. At the closing, the Company received net proceeds of approximately $17.5 million representing the purchase price of $40.5 million, net of closing costs, commissions, and certain prorations and adjustments, and the full repayment of approximately $21.9 million in mortgage debt that encumbered the Property.

For additional information, reference is made to the Agreement, which is attached hereto as Exhibits 10.1 - 10.6, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(b)       Pro forma financial information.

Unaudited pro forma consolidated statement of net assets as of June 30, 2019 reflecting the sale of the Property is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

(d)       Exhibits.

Exhibit No.	Description
10.1	Purchase and Sale Agreement between IRESI Montgomery Mitylene, L.L.C. and B & M Development Company, L.L.C., dated December 21, 2018 (incorporated by reference to Exhibit 10.31 of the Company’s Annual Report on Form 10-K filed with the SEC on March 29, 2019)
10.2	Amendment to Purchase and Sale Agreement between IRESI Montgomery Mitylene, L.L.C. and B & M Development Company, L.L.C., dated January 23, 2019 (incorporated by reference to Exhibit 10.32 of the Company’s Annual Report on Form 10-K filed with the SEC on March 29, 2019)
10.3	Second Amendment to Purchase and Sale Agreement between IRESI Montgomery Mitylene, L.L.C. and B & M Development Company, L.L.C., dated February 19, 2019 (incorporated by reference to Exhibit 10.33 of the Company’s Annual Report on Form 10-K filed with the SEC on March 29, 2019)
10.4	Third Amendment to Purchase and Sale Agreement between IRESI Montgomery Mitylene, L.L.C. and B & M Development Company, L.L.C., dated June 7, 2019 (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the SEC on June 13, 2019)
10.5	Fourth Amendment to Purchase and Sale Agreement between IRESI Montgomery Mitylene, L.L.C. and B & M Development Company, L.L.C., dated June 25, 2019 (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the SEC on June 28, 2019)
10.6	Fifth Amendment to Purchase and Sale Agreement between IRESI Montgomery Mitylene, L.L.C. and B & M Development Company, L.L.C., dated July 26, 2019 (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the SEC on August 1, 2019)
99.1	Unaudited pro forma consolidated statement of net assets as of June 30, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND RESIDENTIAL PROPERTIES TRUST, INC.

Date:	August 23, 2019	By:	/s/ Catherine L. Lynch
		Name:	Catherine L. Lynch
		Title	Chief Financial Officer and Treasurer